      As filed with Securities and Exchange Commission on January 16, 2001

                                                        Registration No. 2-66073

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         X
                        POST-EFFECTIVE AMENDMENT NO. 26                     X

                                       and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     X

                               AMENDMENT NO. 26                             X

                             NRM INVESTMENT COMPANY
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                            Rosemont Business Campus
                              Suite 112, Building 1
                               919 Conestoga Road
                          Rosemont, Pennsylvania 19010
                  ---------------------------------------------
                    (Address of Principal Executive Offices)
                  Registrant's Telephone Number: (610) 525-0904

                John H. McCoy, President, NRM Investment Company
                            Rosemont Business Campus
                              Suite 112, Building 1
                               919 Conestoga Road
                          Rosemont, Pennsylvania 19010
                     --------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)
 ___X___ immediately upon filing pursuant to paragraph (b)
 _______ on [date] pursuant to paragraph (b)
 _______ 60 days after filing pursuant  to paragraph (a)(1)
 _______ on [date] pursuant to paragraph (a)(1)
 _______ 75 days after filing pursuant to paragraph (a)(2)
 _______ on [date] pursuant to paragraph (a) of Rule 485

                 DECLARATION PURSUANT TO RULE 24f-2

The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Section (a) (1) of Rule 24f-2. The Rule 24f-2 Notice for the Registrant's fiscal year ending August 31, 2000 was filed on October 31, 2000, and the notice for the current fiscal year ending August 31, 2001 will be filed no later than October 31, 2001.

                             NRM INVESTMENT COMPANY
                            Rosemont Business Campus
                          Rosemont, Pennsylvania 19010

         NRM Investment Company (the "Company") is a no-load, open-end, diversified investment company that has two principal objectives: one is to obtain interest income exempt from federal income taxes by investing one half or more of all of its assets in tax-exempt obligations; and the other is to obtain non-exempt income by investing up to one half of its assets in commercial debt obligations, or common or preferred shares. To meet the foregoing objectives and at the same time to preserve capital, the Company's investments in exempt securities will have maturities generally not exceeding twenty-five years from date of purchase and generally will be rated "A" or better by major rating services. The non-exempt investments will be in shares of companies with large market capitalizations, ($5 billion or more) or in high quality taxable notes and bonds or convertible instruments, which generally, but not exclusively will be rated "A" or better by rating services. The Company employs an experienced and capable investment adviser in a further effort to meet its objectives. See the discussions under "Investment Objectives" and "Management of the Company."

         This Prospectus sets forth concisely the information about the Company that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.

         The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

         No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Company. This Prospectus does not constitute an offering by the Company in any jurisdiction in which such offering may not lawfully be made.

                                December 30, 2000

                                TABLE OF CONTENTS
                                                                           PAGE
Summary of Risk and Return; Investments, Risks, and Performance              1
         Investment Objectives and Strategies                                1
         Summary of Principal Risks of Investing in the Fund                 2
Bar Chart and Table                                                          3
Fees and Expenses of the Company                                             5
Investment Objectives, Principal Investment Strategies and Related Risks     7
         Municipal Bonds - Currently Available Securities                    8
         Municipal Bonds - When Issued Securities                            9
         Common and Preferred shares                                        10
         Other Investments                                                  11
         Turnover                                                           11
         Risks of Investing in the Fund                                     12
Management's Discussion of Fund Performance                                 13
Graph                                                                       15
Total Return Calculation                                                    15
Management of the Company                                                   16
         Investment Advisor                                                 16
         Pending Legal Proceedings                                          18
         Capital Stock                                                      20
Shareholder Information                                                     21
         Pricing of Shares                                                  21
         Purchase of Shares                                                 22
         Redemption of Fund Shares                                          22
         Dividends                                                          23
         Taxes                                                              23
Financial Highlights                                                        27
Application Form                                                            28
         Terms and Conditions                                               29

                           SUMMARY OF RISK AND RETURN
                           --------------------------

                       INVESTMENTS, RISKS, AND PERFORMANCE
                       -----------------------------------


                      Investment Objectives and Strategies


         The Fund's principal objective is to invest no less than fifty-one percent of its assets in municipal bonds. Interest income from municipals is generally exempt from Federal Income tax to the Fund shareholders. (For an exception to the tax-exempt nature of municipal issues, see the discussion under "Taxes" as it relates to "private activity bonds" and the alternative minimum tax.) So long as it invests more than half of its assets in municipals, Fund distributions of interest to its shareholders from these tax-free sources will likewise be free from federal tax. At present substantially all of the Fund's assets are invested in municipals and the directors have no present intention of changing this investment policy. However should investment conditions change in the view of the directors they may alter the present policy to implement the Fund's secondary objective, described below.


         The Fund's secondary objective is to obtain non-exempt income. Its directors plan to invest any remaining part of the Fund's assets in stock or other instruments of high quality according to recognized rating services (see below) United States companies with a market capitalization of at least $5 billion as well as in taxable treasury bonds, and taxable corporate bonds. The directors will not be limited in their investments, however, except as provided by law.

         To accomplish the foregoing objectives, the Fund has employed an investment adviser to be aware of and analyze the municipal bond market to recommend advantageous purchases and sales. By so doing, the adviser tries to maintain bonds with stated maturities from purchase in the intermediate range of five to twelve years, with competitive rates, with little risk of principal and rated "A" or better by Standard & Poor or Moody's rating service. The same adviser will make recommendations regarding the stock, and corporate and Treasury bonds which generally but not exclusively will be rated "A" or better by major rating services. The adviser for both taxable and non-taxable investments, in part, takes into account information contained in publications and advice from outside sources such as brokerage firms to make its recommendations.

               Summary of Principal Risks of Investing in the Fund

         The risks of investing in the Company's fund include the economic condition of the municipalities that issue the bonds the Company buys. The issuer may fail to make principal payment or payment on time or its issue may lose its tax status. Interest rates change constantly and most often affect the value of the bonds. Normally if rates increase, the value of the portfolio decreases. If and to the extent the Company invests in securities other than municipal bonds, there is a risk that the businesses in which the Company invests will fail or that general market conditions will lessen the value of its stock or other security, or in the case of equities that the particular issuer will suffer a significant decrease in profits causing a depreciation in market value of its shares. An additional risk peculiar to investing in this Company is that, for the period of 1974 through 1979 the Company operated as a steel company; its waste generation has led to environmental proceedings in the past and one is pending. See "Pending Legal Proceedings." For any of the foregoing reasons or for other risks including those hereafter described, loss of money is a risk of investing in the fund. For a more complete discussion of risks of investing in the fund, see "Risks of Investing in the Fund" later in this prospectus.

                               Bar Chart and Table

         The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5, and 10 years compared to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.


                        NRM Investment Company Bar Chart


                  Period:                                 December 31, 1990
                  12/31                               through December  31,1999*

                  90                                              2.56%

                  91                                              4.02%

                  92                                             12.55%

                  93                                              9.60%

                  94                                             (0.21%)

                  95                                             13.03%

                  96                                              4.33%

                  97                                              7.09%

                  98                                              5.68%

                  99                                              -.85%


* First nine months of 2000   2.18%


The highest and lowest results for quarters within the forgoing period are:
+6.33% for the period ending 9/30/91, and -6.26% for the period ending 3/31/93.

                     Average Annual Total Returns for period

                              (Calendar year basis)

Ending                            Past One Year     Past 5 years      Past 10
Years

NRM Investment Co.                  -.85%              5.76%           5.68%

Lehman Bros. Municipal

  5 YR GO(1)                        0.73%              5.71%           6.22%


Performance for the fund for the first nine months of 2000 is 2.18%. Performance for the Lehman Bros. Municipal 5 YR Index for the same time period is 4.82%.

----------
(1)  See infra note 5, pages 13-14

                        FEES AND EXPENSES OF THE COMPANY
                        --------------------------------


         This table describes the expenses that you may pay if you buy and hold shares of the Fund. The Fund charges no shareholder fees, sales loads, exchange fee or redemption fees of any kind.


                         Annual Fund Operating Expenses


The following are expenses that are deducted from Fund Assets:



Management Fees                                                     .06%(2)

Other Expenses                                                      .71%(3)

Total Annual Fund Operating Expenses                                .77%

-----------
(2) This percentage results from applying a fixed fee of $10,000 per year against the Fund's 1999 average asset value. Should the assets increase the percentage will decrease; if they decrease, the percentage will increase proportionately.

(3) "Other expenses" include fees for custodian, legal, other professionals, and the directors; insurance; capital stock tax; and miscellaneous expenses. Such expenses are expected to recur without significant change. An exception applies to legal fees which are significantly higher during periods of litigation. Also, certain accruals or payments of recoveries against the Company are considered extraordinary expenses and accordingly are not included in "Other Expenses." To illustrate, during fiscal years ending August 31, 1996 and August 31, 1997, the Company accrued, respectively, $111,000 and $34,000 relative to a single item of environmental litigation. They represented .65% and .20% of average net assets for those years. Had they been included in "Other Expenses" for those years, they would have, for 1996, increased expenses from .37% to .96% and, for 1997, from .37% to .57%. During the fiscal year ending August 31, 1998, the Federal Environmental Protection Agency advanced an additional claim, which because of its materiality, its being non-recurring and atypical to normal business activity, and is not being of a nature normally considered in evaluating operating results, the Board deemed it to be extraordinary. For the fiscal year ending August 31, 1999, the Company accrued expenses of $100,000 in regard to this liability. Had this sum been included in "Other Expenses" for fiscal 1999, it would have increased expenses from .37% to .94%. For the fiscal year ending August 31, 2000 the Company accrued additional legal fees of $22,500 for the same project. See "PENDING LEGAL PROCEEDINGS" for a description of the current claim.

Example:

         This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

         The example assumes that you invest $1,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


         One Year       Three Years      Five Years       Ten Years

          $7.44           $23.18         $32.79             $82.82





This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.



         The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in the fund will bear directly or indirectly. A more complete description of management fees is included in the prospectus under "MANAGEMENT OF THE COMPANY."

            INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENTS STRATEGIES,
            --------------------------------------------------------
                                and RELATED RISKS
                                -----------------

                                   Objectives



         The Company is a no-load, open-end, diversified investment company. It has a two-part objective. For at least fifty-one percent of its assets it will invest in high-grade municipal bonds with intermediate maturities of five to twelve years, and other investment-quality instruments whose income is free from Federal Income Tax. At present substantially all of the Fund's assets are invested in municipals and the directors have no present intention of changing this investment policy. However should investment conditions change in the view of the directors they may alter the present policy to implement the Fund's secondary objective. The Company's secondary objective is to invest not more than forty-nine percent of the assets in common or preferred shares or other instruments of United States companies, or in taxable notes and bonds or convertible instruments. The directors may make changes in the mix of municipal and non-municipal investments without the vote of the shareholders. Other than the foregoing, the investment objectives may not be changed without a vote of the holders of a majority of the outstanding shares of the Company.


                                    Strategy

         The Company relies upon the advice of its investment adviser. Regarding municipal bonds, the adviser attempts to maintain bonds, with stated maturities from purchase in the intermediate range of five to twelve years, competitive rates, with little risk of principal, and rated "A" or better by Standard & Poor or Moody's rating service. In normal markets, bonds with short duration tend to fluctuate in price less than bonds with long duration. Accordingly in an atmosphere of rising rates, the adviser tends to invest in bonds with shorter maturities and accordingly with less risk of principal deterioration.

         Central to the adviser's strategy relative to any equities the Company may purchase, it is its belief that company earnings drive stock prices. As a result, the adviser emphasizes the consistency and predictability of earnings growth (and related dividend growth), in addition to the absolute growth rate itself. The adviser uses an Investment Selection Committee comprised of portfolio managers and analysts. The Committee will consider an equity investment only if it meets the following criteria: (a) it is "A" rated or better by a major rating service (b) it has had consistent earnings and dividend growth (c) it is an industry leader (d) it has a market capitalization of $5 billion or more and (e) it is listed on a United States exchange.

         In either category, the Company will buy with the objective of preserving capital yet taking advantage of market undervaluations. Except as provided by law, however, the Company's Board of Directors shall be unrestricted in purchasing or selling securities. There can be no assurance that the Company's objectives will be achieved.

                Municipal Bonds - Currently Available Securities

         As above, the Company intends to invest no less than one half of all of its assets in debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, instrumentalities or authorities ("Municipal Bonds"), the interest from which, in the opinion of counsel to the issuer, is exempt from federal income tax. The Company presently intends to invest in obligations with maturities generally less than twenty years from date of purchase and most often from five to twelve years, but such obligations will not necessarily be held until maturity. Generally, municipal Bonds with longer maturities tend to produce higher yields and are subject to greater market fluctuations as a result of changes in interest rates than are Municipal Bonds with shorter maturities and lower yields.

         The two principal classifications of Municipal Bonds are "general obligation" and "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Qualified private activity bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the municipal issuer of such bonds; instead they are dependent for the payment of principal and interest on the credit standing of the private corporate user of the facility. The portfolio may also include "moral obligations" bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

                    Municipal Bonds - When Issued Securities

         The Company may purchase Municipal Bonds on a "when-issued" or delayed delivery basis for delivery at a future specified date at a stated price and yield. The Company would generally not pay for such securities or start earning interest on them until they are received. The Company records when-issued securities as an asset on the date of the purchase commitment. Thereafter the securities are subject to changes in value based upon changes in the general level of interest rates. To the extent that the Company remains substantially fully invested at the same time that it has purchased "when-issued" or delayed delivery securities, as it would generally do, there will be greater fluctuations in its net assets than if the Company set aside cash to satisfy its purchase commitment. The Company does not intend to purchase "when-issued" or delayed delivery securities for speculative purposes but only in furtherance of its investment objective.

         If the Company sells a "when-issued" or delayed delivery security before delivery, any gain or loss would not be tax-exempt. When the Company engages in "when-issued" or delayed delivery transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Company incurring a loss or missing the opportunity to obtain a price considered to be advantageous.

                       Other Tax Free Investments Excluded

         Because of tax and financial risks inherent in advance refunding bonds, 501(c)(3) bonds, Blind pools and so called gray box and black box issues, the Company does not plan to invest in these instruments.

                           Common and Preferred Shares
                              and Other Instruments

         The Company, as above, may make investments of less than one half of all of its assets in common or preferred shares or other financial instruments. Except as provided by law, the Company in so doing will not be barred from any sale or purchase. Although not restricted in its investments, the Company's board of directors, acting as a committee, normally relies upon its investment adviser and follows the adviser's investment philosophy.(4) That philosophy which will be the Company's emphasis in making investment choices, is to build and protect the purchasing power of the Company's portfolio over time while minimizing risk. To accomplish these two goals, it recommends a fully invested portfolio and focusing on company earnings as the driver of its stock price. Accordingly the Adviser emphasizes consistency and predictability of earnings growth (and related dividend growth), share growth from general or sector economic conditions, and the selected company's position in the industry. The Adviser's Investment Selection Committee normally considers an equity investment only if it meets the following criteria: it is rated "A" or better by a major rating company; it has a history of consistent earnings and dividend growth; the issuer is an industry leader with a capitalization of $5 billion or more and is listed on a major United States exchange.


         The directors will normally purchase shares or other instruments for investment and not for short term trading purposes. Nevertheless, such shares or instruments will be sold whenever the Company determines that it is no longer compatible with the Company's objectives and purposes. There can be no assurance that the purchases or sales individually or as a group, will produce either income or gain. The shares are subject to market conditions that change frequently and cannot be predicted with accuracy.

-----------
(4) See infra under "Investment Adviser."

                                Other Investments

         As a temporary investment or to maintain liquidity, the Company also may hold a portion of its assets in cash or invest in any one or a combination of the following: investment grade debt securities; money market instruments, maturing in 12 months or less, such as domestic bank certificates of deposit (of domestic banks which are insured by the Federal Deposit Insurance Corporation and have total assets at the time of purchase of $1.5 billion); obligations of, or guaranteed by, the United States Government and its agencies and instrumentalities; tax-exempt commercial paper and municipal funds *(subject to investment restrictions); and repurchase agreements entered into with domestic banks where the underlying securities are any of the foregoing. These investments normally produce lower returns than the municipal bonds and common and preferred shares explained under the preceding heading and accordingly will lower the income from investment operations and average annual returns for measuring periods. To the extent the Company invests in money market instruments or municipal funds * there will be a duplication of management fees which will also tend to lower income from investments and annual returns.


* These are special purpose mutual funds whose earnings are generally exempt from federal income tax.

                               Portfolio Turnover

         The Company will not be restricted in engaging in active and frequent trading of portfolio securities to achieve its principal investment strategies. In the current fiscal year ending August 31, 2000 its turnover rate was 77.12%. However, in the preceding four years the turnover rate has not exceeded 28.98%. To the extent the Company engages in trades it is likely that it will recognize gain which will increase the taxable income flowing through to the shareholders or loss which will decrease the net asset value of the Company and its shares. Trading in bonds will incur expenses measured by the difference between bid and asked prices; trading in other securities will incur commission expenses reducing net asset value.

         The increase for fiscal 2000 is entirely attributable to the Board of Directors' decision in December 1999 to increase the fraction of the Company's portfolio invested in equities and correspondingly to reduce the fraction in municipal bonds. The investment advisor implemented this decision by selling bonds and purchasing equities in December 1999 and January 2000. In March 2000, the Board reversed its decision and determined to sell its equities and reinvest in municipals. Accordingly, the investment advisor sold the equities in March and April 2000 and repurchased municipals.

         In purchasing and selling municipal bonds, common and preferred shares, or other investments, the Company's Board of Directors will not be restricted except as previously set forth in this Prospectus and in the Statement of Additional Information.

                         Risks of Investing in the Fund

         Generally the risks associated with the Company's investments in tax-free obligations involve the financial conditions of the state or municipal issuers. Changes in economic conditions or the policies of the issuers could have a significant effect upon the value of the securities that the Company owns. Further, market rates of interest have a direct bearing upon the value of the Company's securities regardless of the status of the issuers. The Company depends upon Counsel for municipal issuers to opine upon the tax free status of the investments. A risk inherent in investing in municipal issues is that the Internal Revenue Service may assert that the issue is not tax free, or if initially tax free may have since lost qualified status. See also the foregoing discussion regarding the special risk involved in investing in "when issued" bonds.

         The investments the Company makes other than in tax free bonds will be subject to all of the market risks generally associated with conditions within the issuer, within the issuer's industry, or within the economy as a whole. Although the Company will purchase only such investments as the adviser believes to be undervalued, there is no certainty that this objective will be met. Corporate issuers do not issue "when issued" bonds; accordingly, there are no comparable risks regarding "when issued" bonds as there are in the municipal markets.

         An additional risk is the remaining liability of the Company itself for activities it conducted before it became an investment company. As shown under the heading of PENDING LEGAL PROCEEDINGS, a matter involving environmental issues is pending with respect to the Company's activities when it was an operating steel processing plant. There were like proceedings in the past, settled or successfully resisted. The pending matter is considered material. Presently counsel for the Company has determined that the Company's share of a contracted obligation to clean the first phase of an environmentally damaged site will be $100,000 plus the cost of liaison counsel and a special allocator which have been accrued or expensed in the financial statements. The Company's remaining obligation is of such an indefinite nature that counsel is unable to predict an amount or range of liability; accordingly, the Company has not accrued any amount as an expense related to this remaining obligation. If and when amounts are accrued, they will decrease the net asset value of the fund and, as a consequence, the share values of the investors' shares. Based upon the foregoing or based upon other factors affecting the market generally or the Fund in particular, there is a risk of losing money by investing in the Fund.

                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                   -------------------------------------------

         The Federal Reserve has raised the Federal Funds rate six times since June 1999 in an effort to contain inflation. The Federal Funds rate is now 6.50% with the last tightening in May 2000, an increase of 50 basis points. It appears the Federal Reserve has been able to slow growth and steer the economy toward a soft landing. The economy grew at a robust pace of 5.6% in the second quarter, but with the Federal Reserve increases starting to take hold the economy should slow in the third quarter. Consumers continue to remain upbeat and continue to spend at a strong pace, with very low unemployment.

         Federal Funds rate hikes, along with the Treasury buying back issues on the long end, have created an inverted Treasury yield curve. The actions of the Federal Reserve this year have increased municipal yields on the short end, while municipal yields in the intermediate to long term have decreased slightly. In general, intermediate term municipal bonds are now yielding 14 basis points less than one year ago. Within the Company portfolio, the overall yield has decreased over the last year from 5.63% to 5.53% as of August, 2000. The portfolio continues to consist of high quality, intermediate-term issues producing high current income. The Company intends to adhere to its strategy and bonds in the portfolio continue to be investment grade, with most of the bonds rated AAA.

         The portfolio is well diversified with bonds from across the United States, consisting primarily of general obligation, housing and revenue bonds.


         The following page is a line graph comparing the initial account value and subsequent account values at the end of each of the most recently completed ten fiscal years of the Company, assuming a $10,000 investment in the Company at the beginning of the first fiscal year, to the same investment over the same periods in Lehman Bros. 5 year Municipal Index.(5) Material in the table and the graph showing past performance is not predictive of future performance.

-----------
(5) To be included in the Lehman Brothers Municipal bond Index, bonds must have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The bonds must have been issued after December 31, 1990 and have a remaining maturity of at least one year. Taxable municipal bonds, bonds with floating rates, derivatives, and certificates of participation are excluded. The five-year G.O. Index includes bonds with an expected maturity between four and six years.

                  Plot Points for NRM Investment Company Graph
                    (August 31, 1990 through August 31, 2000)

                Period                     NRM                       INDEX*
                  90                      10,000                     10,000
                  91                      10,300                     11,010
                  92                      11,235                     12,104
                  93                      13,110                     13,174
                  94                      13,476                     13,390
                  95                      14,490                     14,448
                  96                      15,230                     14,984
                  97                      16,252                     15,537
                  98                      17,526                     16,597
                  99                      17,800                     16,964
                  00                      18,008                     17,878

*Lehman Brothers 5 Year Municipal Bond Index

                             NRM Investment Company

                            Total Return Calculation

                    Annualized Return                  Ending Redeemable Value
                                                           $1000 Invested

1 Year                  1.17%                                 $1,011.70

5 Year                  4.44%                                  1,242.81

10 Year                 6.06%                                  1,800.89

*Past Performance is not predictive of future performance.

                            MANAGEMENT OF THE COMPANY
                            -------------------------

         The Company's Board of Directors manages the business and affairs of the Company. The Company's by-laws provide for five directors and all positions are filled. Two of the directors serving, including John H. McCoy, Jr. and George W. Connell, are "interested persons" within the meaning of that term under the Investment Company Act of 1940. The sole compensation of the directors is $400 per meeting which normally are limited to four per year. The Statement of Additional Information contains the names of and the general background information concerning each director of the Company.

                               Investment Adviser

         Rittenhouse Trust Company ("RTC"), a Pennsylvania state chartered commercial bank and trust company, is the Company's investment adviser. Its office is at Suite 450, No. 3 Radnor Corporate Center, Radnor, Pennsylvania 19087. RTC is qualified to act as an investment adviser for the Company under the applicable banking laws of the Commonwealth of Pennsylvania.

         RTC provides investment supervisory services to the Company on a non-discretionary basis. Its activities are limited to making recommendations with respect to purchases and sales of securities in accordance with the Company's investment policies, the provisions of the Company's registration statement, the requirements of the Investment Company Act of 1940 and the requirements of the Internal Revenue Code of 1986. The Board of Directors acting together or through a delegate function as a committee of the whole in passing upon investment recommendations the adviser makes.

         Mr. George Connell, a 1958 graduate of the University of Pennsylvania and former first Vice President of Drexel Burnham Lambert, Incorporated, is RTC's director and sole shareholder. Mr. Joseph McLaughlin is RTC's president. Since the time the Company most recently employed RTC, Mr. Connell and Mr. McLaughlin have been responsible to the Directors for day-to-day recommendations regarding the Company's portfolio.

         In addition to being a principal of RTC, Mr. Connell has been engaged in some or all of the various enterprises described herein for a period in excess of five years.

         In addition to being president of RTC, Mr. McLaughlin is its chief operating officer, serves on its board of directors, and is a member of the executive committee and its investment selection committee. Previously, he was vice president and manager of the Private Client Group of Rittenhouse Financial Services. Prior to joining Rittenhouse, he was a vice president at J.P. Morgan & Company and a manager at Peat, Marwick, Mitchell & Co. He is a Certified Public Accountant, serves on the Board of Directors of Philadelphia Hospitality, Inc. and is a member of the Philadelphia Estate Planning Council. He is President of St. Joseph's University Accounting Alumni Association and a member of the Board of Governors in the College of Business and Administration at St. Joseph's University, from which he graduated.

         From December 9, 1992 through July 15, 1997, Rittenhouse Financial Services Inc. (RFS) served as the Company's investments adviser. Mr. Connell organized RFS in 1979. Through September 1, 1997 he was chairman, chief executive officer, chief investment officer and sole shareholder of RFS; he was also the chief executive officer of Rittenhouse Financial Securities (a registered broker dealer) which is a subsidiary of The Rittenhouse Trust Company. On September 1, 1997 RFS was acquired by The John Nuveen Company.

         On October 7, 1997 the Board of NRM ratified an amendment to the advisory agreement dated September 3, 1997 transferring the investment advisory account and agreement from RFS to The Rittenhouse Trust Company. The assignment did not result in a change of actual control or management of the investment manager.

         Since November 27, 1992, the members of the Company's Board of Directors acting as a committee, and taking the adviser's recommendations into account (1) have made decisions with respect to all purchases and sales of the Company's portfolio (2) have directed the maintenance of records and (3) have been responsible for the day-to-day management of the portfolio; further, the Board also arranges for (4) the services of an independent certified public accountant; (5) custodial and transfer agency services; (6) the computation of net asset value by RTC; (7) the providing of fidelity bond coverage; (8) the providing of other administrative services and facilities necessary to conduct the Company's business; and (9) the providing of certain services necessary to comply with federal securities laws. The Company assumes all expenses therefor.

         For the services provided by RTC, the Company pays RTC $10,000 annually in quarterly installments. This is a fixed fee amount and accordingly is not based upon assets under management. However, for the past year, the fee was equal to .06% of the Company's average net assets.

                            Pending Legal Proceedings

         In recent years, the Company has been identified as a Potentially Responsible Party ("PRP") in two environmental proceedings asserted by the United States Environmental Protection Agency. They are denominated the Strasburg landfill in Newlin Township, Chester County, Pennsylvania, and Boarhead Farms situate in Bridgeton Township in northern Bucks County, Pa.

         During the fiscal year ended August 31, 1998, the Strasburg PRPs agreed among themselves to a settlement offer of the EPA claims for the consideration of $2,500,000 and of a contributing PRP claim for an additional $273,000. The Company's share of the combined amount was $141,500. The EPA and the contributing PRP accepted these sums. The PRPs paid and the EPA accepted the agreed amount on January 8, 1999, and the contributing PRP accepted its agreed amount at the same time.

         The settlement agreement has "reopeners" allowing for an assertion of liability for contamination to groundwater to the extent based upon newly discovered information, and for natural resource damage. In counsel's view, it is unlikely that there will be additional claims regarding the reopeners. Accordingly this claim should no longer be regarded as material; however, it is mentioned here since it is not possible to give absolute assurance in this regard.

         The Boarhead matter is ongoing, unresolved and material. In November 1998 EPA issued a Record of Decision ("ROD") relative to estimated future cleanup costs. Those together with EPA's remedial costs already incurred total $26,000,000.

         To date there are six named PRPs (Potentially Responsible Parties) sharing in a defense group ("the Group") and the Fund's share, should it remain in the Group (see below), is one half of one share. (The Company and another of the six owned an alleged waste generator in Malvern Pennsylvania at different times and are considered one member.) The Group's investigation has identified approximately 23 others who are arguably PRPs. The Group will attempt to bring in as many of the 23 as possible to share expenses and liability, and otherwise resolve or try the matter.

         After the ROD was distributed, EPA gave certain PRPs special notices to remediate. The Company was not among them. The Company's interpretation of this circumstance is that the EPA, based upon evidence available to it at the time, determined that the Company was not sufficiently linked to the site to warrant a cleanup direction. Nevertheless other PRPs who did receive special notices have pointed out evidence which may lead to a link between the Company and the Boarhead site. The Company will continue to examine whatever evidence is presented that may create such a link. Based thereon it will make a decision whether it will remain a member of the Group. If at any time it declines to participate further with the Group, it will be exposed to contribution claims from those remaining and will lose contribution protection afforded under CERCLA (The Superfund Act).

         Recently the EPA issued a second set of special notice letters to ten additional PRP's. Again, the Company was not among them, reinforcing the interpretation that the evidence EPA has available as of October 2000 is insufficient in its judgment to link the Company to the site. One of the recipients was an immediate prior owner of the Malvern plant indicating an historic link with Boarhead, but relative to events occurring before the Company owned it. (Thus there are now three successive owners of the plant who could be liable, but only the first of the three has received a special notice.) Other PRP's and special notice recipients, as before, believe that they have or will be able to develop evidence linking the Company to Boarhead. Much of the linking evidence depends upon the recollection by waste haul drivers of events taking place more than twenty-five years ago. At least one such driver has given contradictory accounts of events in testimony over the past several years. He and other drivers will be examined in the future and records will likewise be reviewed all or any of which may supply evidence linking the Company to the site.

         The Company is contractually committed to pay a one half per capita share of the first phase of the Boarhead cleanup. The total cost for this phase is approximately $1 million, of which the Company's share is approximately $100,000. During the first phase cleanup and pending the determination of responsibilities for later phases of the program, the Group will engage in allocation taking into account existing and what is expected to be later discovered evidence. Based thereon, the $100,000 commitment may be increased, decreased or remain static. By the same means, the Company will judge its cost exposure for the later and larger cleanup phases. In addition to the foregoing the Company committed to reimburse liaison counsel one tenth (one-half of a one-fifth share) and provide funding for the allocator on the same basis. Should any of the new recipients of special notice or later recipients elect to join the Boarhead Group to effect the cleanup, it would dilute any responsibility the Company had for cleanup, counsel fees and allocator costs.

         Subject to the foregoing regarding the possibility of additional group members, the least the Company may expect to incur in regard to this project is the approximate $100,000 presently committed and accrued plus counsel fees and allocator expenses. However, at this time in light of the unknown number of participants, the uncertainty of the ROD's estimates for future operation costs and related cleanup expense, the issue of linkage, the absence of knowledge of evidence to be presented to the Group's allocator, counsel is unable to predict an amount or range of liability beyond $100,000. The Fund will resist all claims vigorously.

         In summary, the Strasburg matter is no longer material; however Boarhead is material and not capable of reasonable estimate of liability or, if liable, an amount or range of damages.

                                  Capital Stock

         As of October 20, 2000, the Company's president and chairman of the board, John H. McCoy owned beneficially and of record approximately 66% of the Company's outstanding shares and controlled the Company. As of the same date, five shareholders owned beneficially approximately 86% of the Company's outstanding shares. In addition to Mr. McCoy, these included directors Francis
J. Rainer (5.6%); Joseph V. Somers (5.5%); Thomas F. Kilcullen, Jr. (4.75%) and a non-affiliated shareholder, Samuel R., Gilbert, Jr. (4.7%) A redemption of a significant number of shares by one or more of these shareholders could require the Company to liquidate portfolio securities to obtain all or a portion of the redemption proceeds. The liquidation of portfolio securities under these circumstances could be disadvantageous to the Company's remaining shareholders and could so reduce the Company's total assets that continued operation as an investment company would not be economically feasible. The recovery or booking of environmental claims against the Company after a significant redemption would likewise be disadvantageous to the remaining shareholders. If the major shareholders redeemed and an environmental claim was recovered against the Company at or about the same time, the reduction in net worth for the remaining shareholders could be significant.

                             SHAREHOLDER INFORMATION
                             -----------------------

                                Pricing of Shares


         The net asset value per share for purposes of both purchases and redemptions is determined by the Adviser as of the close of trading (normally at 4:00 p.m. New York City time) on each day on which the New York Stock Exchange is open for trading, other than a day during which no share was tendered for redemption and no order to purchase or sell a share was received. It is computed by dividing the value of all portfolio securities and other assets, less liabilities, by the number of shares outstanding on such date. Portfolio securities for which market quotations are readily available (other than debt securities maturing in 60 days or less) are valued at market value. Securities for which market quotations are not readily available are valued at their fair value by the Adviser under the supervision and responsibility of the Company's Board of Directors. Absent unusual circumstances, portfolio securities maturing in 60 days or less are valued at amortized cost.


                               Purchase of Shares

         Those wishing to make purchases of the Company's shares may send a check and completed application (see the form attached to this prospectus) directly to Laurel Trust Company, 551 Main Street, Johnstown, Pa., 15907. Full and fractional shares will be purchased for the shareholder's account at the net asset value per share next computed after receipt of the order. Initial investments must be for at least one share. There is no minimum investment for additional shares. The "stub" from the confirmation of the Company's transfer agent sent to the shareholder after each prior transaction should accompany such investment. The Company imposes no sales charge on purchases of its shares.

                            Redemption of Fund Shares

         The Company will redeem its shares at their net asset value next computed after the receipt of a written redemption request submitted according to the following procedures: if certificates have been issued for the shares to be redeemed, the certificates must be either endorsed or accompanied by a stock power, signed exactly as the shares are registered. If certificates have not been issued, a signed stock power must accompany the request or the request itself must be in similar form. In either case, unless the redemption proceeds are less than $1,000, the signature(s) on the certificate(s), stock power(s) or request must be guaranteed by a member firm of a national securities exchange or a commercial bank. (Note: the required signature guarantee is not a "notarization" as commonly understood, and accordingly is not accomplished by using the services of a notary public.) Additional documents may be required for shares redeemed by corporate, partnership or fiduciary accounts.

         Payment of the redemption proceeds will be made after receipt of a redemption request containing the information and providing the documentation specified in the preceding paragraph. Payment will be made as soon as possible, and in the absence of unusual circumstances, no later than seven days after receipt of the request. Unusual circumstances which could delay payment are those determined by the Securities and Exchange Commission, or during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), during which trading on the New York Stock Exchange is restricted, or for such other periods as the Securities and Exchange Commission may permit. The proceeds paid upon redemption may be more or less than the shareholder's cost, depending on the value of the Company's portfolio securities at the time of redemption. Redemption requests should be tendered to Laurel Trust Company 551 Main Street, Johnstown, Pa., 15907. For purchase and redemption information call 814 536 2110.

                                    Dividends

         The Company normally distributes its investment company income quarterly and its capital gain net income at least annually.

         In calculating interest income, premiums on securities are amortized but discounts (except for original issue discounts) are not accreted. Dividend accruals are normally made as of the ex-dividend dates of companies in which the Company owns shares. In determining amounts of capital gain to be distributed, any capital loss carryforwards from prior years will be offset against current capital gains.

         All distributions of net investment income and any capital gains paid by the Company will be paid by checks mailed to the shareholders, or by written request by a shareholder, will be reinvested in additional shares of the Company without sales charge at the net asset value per share as determined at the close of business on the payment date. Confirmation statements reflecting additional shares purchased through reinvestment of distributions will be mailed to all shareholders who do not receive their distributions in cash.

                                      Taxes

         The Company qualified for the fiscal year ended August 31, 2000 and intends to continue to qualify for and elect the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code. It emphasizes investments in municipal bonds. From such bond income, it will pay "exempt-interest" dividends of not less than 90% of its tax-exempt net income that may be treated by the Company's shareholders as items of interest excludable from their gross income. The exempt interest treatment of the dividends to shareholders will continue for as long as the Company holds no less than 50% of its assets in securities exempt from Federal tax. As heretofore indicated the Company intends to invest more than 50% of its assets in securities the ordinary income from which is exempt from federal tax. Ordinary and capital gain income from sources other than exempt securities will be taxed to the shareholders whether the income is received in the form of a cash distribution or reinvested to acquire additional shares.

         Interest on newly issued Municipal Bonds, the proceeds of which are used to provide financing for persons other than states and local governmental units (such bonds sometimes referred to as "private activity bonds") will generally be tax exempt if certain qualification requirements are met by the issuer, but for the most part in computing alternative minimum tax will be treated as an item of tax preference for individual and corporate shareholders; accordingly, it is anticipated that the Company, in purchasing new issues, will favor governmental operations bonds over private activity bonds.

         Any gain the Company recognizes on the disposition of exempt-interest securities it purchases after April 30, 1993 and which is attributable to accrued market discount will be taxed to the shareholders as ordinary income; the balance of the gain, if any, will be taxed to the Company or the shareholders as capital gain.

         Exempt-interest dividends may be taxable to investors under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes. For Pennsylvania residents, an exclusion from Pennsylvania State personal taxable income is allowed for dividends or distributions received from the Company to the extent they were earned by the Company from interest on Pennsylvania State and Local Government obligations.

         If a shareholder receives an exempt-interest dividend with respect to any share of the Company held for six months or less, any loss on the sale or exchange of such share shall be disallowed to the extent of the amount of the exempt-interest dividend. If a shareholder redeems any shares between dividend record dates, the amount of any undistributed interest income will be included in the net asset value per share and will increase the capital gain (or decrease the capital loss) realized by the shareholder upon redemption. Capital gains realized upon redemption are not exempt from federal income taxes.

         Although exempt interest dividends are excludable from shareholders' gross income, such dividends are taken into account in determining whether a portion of social security benefits will be subjected to income tax under
Section 86 of the Internal Revenue Code.

         Under the Code, interest on indebtedness incurred or continued to purchase or carry tax-exempt securities (which would in whole or in part include shares issued by the Company) will not be deductible by the borrower. Under procedures established by the Internal Revenue Service, a purpose to use borrowed funds to purchase or carry tax-exempt securities may be shown by either direct or circumstantial evidence. To the extent interest expense is incurred to purchase taxable investments, deductions therefore are generally limited to the amount of the net taxable investment income.

         Under the Code, corporate shareholders of the Company may be required to pay an alternative minimum tax based in part upon the difference between the shareholders' taxable income and its adjusted current earnings. In effect this may require a tax for corporate shareholders on exempt interest dividends.

         In addition to exempt interest dividends, the Company will pay dividends of at least 98% of the ordinary income it receives from investments generating taxable income on a calendar year basis; 98% of its capital gain net income (amounts, if any, in excess of current or carryforward losses) for every year ending on October 31; and, 100% of any undistributed amounts of ordinary and capital gain income from the preceding calendar year. These sums are fully taxable to the shareholders. Moreover, since five or fewer shareholders own more than half of the Company's stock, and since its ordinary income is from dividends and interest, it is a personal holding company within the meaning of section 542 of the Code. The Company's ordinary income (exclusive of tax-free interest) is personal holding company income and to the extent not distributed is subject to a penalty tax of 39.6% over corporate regular tax. Accordingly, for this additional reason, it is the Company's policy to distribute all of the Company's income currently.

         The foregoing is only a brief summary of some of the important tax considerations generally affecting the Company and its shareholders. No attempt is made to present a detailed explanation of the federal, state and local income tax treatment of the Company or its shareholders. This discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Company are urged to consult their tax advisers with specific reference to their own tax situations.

         In general, dividend record dates are set by the directors to occur on approximately the 23rd day of February, May, August and November. Shareholders will be advised annually within 60 days of the end of the Company's taxable year as to the federal income tax consequences of distributions made during such year, and will be similarly advised after the end of each calendar year.

                              FINANCIAL HIGHLIGHTS

         The following financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Beard & Company, Inc. independent auditors, whose report, along with the Fund's financial statements, are included in the SAI or annual report, which is available upon request.

                               Year Ended August 31

                                                     2000              1999             1998              1997             1996
                                                     ---------------------------------------------------------------------------

PER SHARE DATA
--------------
(for a share outstanding
throughout the indicated year)
Net asset value, beginning of year                  $3.921            $4.041           $3.968            $3.933           $3.964
Income from investment operations:
  Net investment income                               .184              .191             .222              .221             .210
  Net realized and unrealized gain
  (loss) on investments                              (.135)            (.125)            .087              .041            (.004)
                                                 -------------------------------------------------------------------------------

 Total from investment  operations                    .049              .066             .309              .262             .206

  Less distributions:
Distributions from capital gains                                       (.002)           (.015)

Dividends from net tax-exempt income                 (.174)            (.161)           (.221)            (.221)           (.210)
Dividends from net taxable income                    (.002)
 Distribution in excess of net
      investment income                                                (.023)                             (.006)           (.027)
                                                 -------------------------------------------------------------------------------

Total distributions                                  (.176)            (.186)              (.236)         (.227)           (.237)
                                                 -------------------------------------------------------------------------------

Net asset value end of year                         $3.794            $3.921              $4.041         $3.968           $3.933
                                                 ===============================================================================

TOTAL RETURN                                          1.17%             1.56%               7.84%          6.71%            5.11%
RATIOS\SUPPLEMENTAL  DATA
Net assets, end  of year (in thousands)            $16,268           $16,824             $17,341        $17,015          $16,847

Ratio of expenses to average net assets                .77%              .99%                .42%           .57%            1.02%
Ratio of net investment income to
average  net assets                                   4.83%             4.72%               5.50%          5.56%            5.24%

Portfolio turnover rate                              77.12%             3.27%              12.57%         28.98%            6.24%

APPLICATION FORM:        NRM  INVESTMENT COMPANY

Mail to:   Promistar Trust Company, 551 Main Street, Johnstown, Pa., 15907.

---------------------------------------------------------------
REGISTRATION:      Individual      Tenants in Common      Trustees
                  Joint Tenants       Custodian            Other
----------------------------------------------------------------

(Name)                                   Social Security No.
                                       (Tax Identification No.)
----------------------------------------------------------------
(Name)                                   Social Security No.
                                       (Tax Identification No.)
----------------------------------------------------------------

PERMANENT MAILING ADDRESS: ____________________________________
                           Street Address   City    State   Zip

GIFTS TO MINORS ________________________________As Custodian for

________________________________________________________________
Minor's First Name   Initial   Last Name     Age  Minor S.S. No.

Under the _______________________Uniform Gifts to Minors Act.
                 State

     Initial order, payment enclosed

               If this Application accompanies a check for the purchase of investment company shares, I enclose a check payable to Promistar Trust Company, and would like you to:

     Issue Certificate, or hold shares in account at Bank

     Check here if dividends and distribution are to be reinvested at net asset value without sales charge.
----------------------------------------------------------------

     This application is made in accordance with the provisions of the current Prospectus of the Company, a copy of which I have received, and the applicable terms and conditions on the reverse side. I am of legal age in the State of my residence.

________________________________________________________________

    Date                 Signature of co-owner

                              Terms and Conditions

Purchases of Company Shares:

Initial Purchase: Upon receipt of the application form from the subscriber, and accompanied by any necessary funds, Laurel Trust Company, acting as agent for the subscriber, will purchase as many shares (including fractional shares) of the Company as may be purchased at the net asset value next computed after receipt of the application form and payment to Laurel Trust Company, 551 Main Street, Johnstown, Pa., 15907. Fractional shares shall be purchased to the nearest one-thousandth (1/1000) of a share. Initial purchases must be for at least one share.


Subsequent Purchases: Upon receipt of additional funds, Laurel Trust Company will purchase additional shares (including fractional shares) in the same manner as above. Additional purchases must be for at least one share.

The Company reserves the right in its discretion to reject all or any portion of a purchase order and return the accompanying payment.

     I hereby certify that the Tax Identification No. contained herein is true, correct and complete and that I am not subject to backup withholding under
Section 3406 (a)(1)(C) of the Internal Revenue Code.


_________________________________________________________________
  Date               Signature of co-owner

                         [PROSPECTUS OUTSIDE BACK COVER]

         The Company's Statement of Additional Information contains additional information about the Fund, which in large part expands the discussion contained in the prospectus and which may be of interest to some investors. This additional information may also be found in the Fund's annual and semi-annual reports to the shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information and the Fund's annual and semi-annual reports are available, without charge, upon request, by calling the Fund's Custodian and Transfer Agent, Laurel Trust Company, 551 Main Street, Johnstown, Pa., 15907; personnel at Laurel Trust will be available to receive shareholder inquires and to furnish other pertinent information to interested people. Alternatively, for any of this information, you may call the Fund's assistant secretary, Edward Fackenthal, collect at 610 279 3370 or contact him at his Internet site Edwardfackental@cs.com.

         Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Commissions' Public Reference Room may be obtained by calling the Commission at 1 202 942 8090 and asking for the public reference file and referring to the Fund's Investment Company Act file number of 811 02995. The reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102


         However you contact the Commission in regard to the Company, be sure to have the Company's Investment Company file number at hand: 811 02995.

                             NRM INVESTMENT COMPANY


                       Statement of Additional Information


                                December 30, 2000


                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------


         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Company having the same date as this Statement of Additional Information. Much of the information contained in this statement of Additional Information expands upon subjects discussed in the Prospectus. No investment in shares of the Company should be made without first reading he Prospectus of the Company.

                             NRM INVESTMENT COMPANY

                       Statement of Additional Information

                                December 30, 2000

                                TABLE OF CONTENTS

                                                                        PAGE

Statement of Additional Information
Fund History                                                              1
Description of the Fund; Its Investments and Risks                        1
         Investment Objectives and Policies                               1
         Investment Policies and Restrictions                             3
Management of the Fund                                                    5
Control Persons and Principal Holders of Securities                       8
Advisory Services                                                         9
Portfolio Transactions and Brokerage Commissions                         10
The Company's Common Stock                                               11
Purchase, Redemption, Pricing of Shares; Underwriting                    12
Other Information of Interest to Investors                               12
         Other Services                                                  12
         Accounting                                                      12
         Custodian and Transfer Agent                                    12
         Auditors                                                        13
         Counsel                                                         13
Taxation of the Fund                                                     13
         State and Local                                                 15
Report of Independent Auditor
Financial Statements

                                  FUND HISTORY
                                  ------------


         The Company was incorporated on April 12, 1974, under the laws of the Commonwealth of Pennsylvania, as National Rolling Mills Co. Through August 30, 1979, the Company was actively engaged in operations as a steel processing plant. On August 31, 1979, the Company changed its name to NRM Investment Company and registered with the Securities and Exchange Commission as an open-end, diversified management investment company.


                             DESCRIPTION OF THE FUND
                             -----------------------

                            ITS INVESTMENTS AND RISKS
                            -------------------------

                        Investment Objective and Policies


         The Company is an open-end, diversified, management investment company. As stated in the Prospectus, it intends to invest fifty-one percent or more of its assets in Municipal Bonds. Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations, and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated facilities. Such obligations are included within the term "Municipal Bonds" if the interest paid thereon is exempt from federal income tax. (See reference to "private activity bonds" under the discussion "TAXES" in the prospectus). Municipal Bonds also include short-term tax-exempt municipal obligations such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, and Public Housing Authority notes that are fully secured by a pledge of the full faith and credit of the United States. Bond counsel to the respective issuing authorities render opinions relating to the validity of Municipal Bonds and to the exemption of interest thereon from federal income taxes at the time of issuance. Neither the Company nor the adviser will review the proceedings relating to the issuance of Municipal Bonds or the basis for such opinions.

         The District of Columbia, each state, each of its political subdivisions, agencies, instrumentalities and authorities, and each multi-state agency of which a state is a member, is a separate "issuer" as that term is used in the Prospectus and this Statement of Additional Information. The non-governmental user of facilities financed by private activity bonds is also considered to be an issuer.

         The issuer's obligations under its Municipal Bonds are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures imposing a moratorium on the payment of principal and interest or imposing other constraints or conditions upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially adversely affected. As explained in the prospectus, General Obligation bonds are those secured by the taxing authority of the issuer; the risks inherent in such investments are that interest rates may increase lessening the value of the bonds, or that the municipality by reason of insolvency, bankruptcy, or court imposed bar on collection would prohibit or postpone payment. Revenue bonds imply additional risk. Unlike general obligation bonds, these bonds are dependent entirely upon the income from the operation financed by the borrowing and not upon the municipality's general taxing power. Should the project fail the Fund would lose its investment. Private Activity Bonds bear still greater risk. Here the borrower although an issuer of the debt is a private concern borrowing funds from a conventional lender through a program created by an authority; should the borrower's project fail, there is no recourse to the municipality and the Fund would lose its investment.

         The Fund will invest forty-nine percent or less of its assets in stock, securities and instruments other than municipal bonds. For this portion of the Fund it plans to emphasize in securities from issuers with large market capitalizations of at least $5 billion, and of investment grade quality ranked "A" or better by major rating services. (By emphasizing in these areas, the Fund will not exclude the purchase or sale of any stock, security or other instrument should the directors deem it to be for the Fund's benefit.) As discussed under the next heading, it will not concentrate in any business or sector and, for no less than seventy-five percent of the Fund's assets (taking Municipal Bonds into account) it will remain diversified, investing no more than five percent of its assets in any one issuer, nor acquire more than ten percent of the voting stock of any issuer. General market conditions and unforeseeable downturns in any business or sector would adversely impact the Fund's capital and could lead to losses for the individual investor.

         Risks inherent in investing even in large capitalization issuers is the inability of the directors or their adviser to predict shifts in general or sector economic conditions which might have an adverse effect on the value of the shares or other instruments the Fund purchases. Also, particular issuers in which the Fund invests may suffer reversals regardless of outside economic conditions leading to depression in value of their stock or other instruments and a consequent downturn in net asset value of the Fund and its shares.

         In addition to the investment limitations stated in the Prospectus, the Company is subject to the following limitations which may be changed only by a vote of a majority of the outstanding shares of the Company (as defined under "Miscellaneous" in the Company's Prospectus dated as of this date) as required by Sections 8 and 13 of the Investment Company Act of 1940.

                      Investment Policies and Restrictions

The Company may not:

         1. Borrow money except from banks for temporary purposes and then in amounts not in excess of 10% of the value of the Company's assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Company's assets at the time of such borrowing. (This borrowing provision is not for investment leverage, but to facilitate management of the portfolio where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

         2. Purchase securities on margin (except that it may obtain such short-term credits as may be necessary for clearance of purchases and sales of securities); make short sales of securities; or maintain a short position;

         3. Make loans to other persons, except that the Company may purchase or hold Municipal Bonds or other debt instruments in accordance with its investment objective, policies, and restrictions;

         4. Underwrite any issue of securities, except to the extent that the purchase of Municipal Bonds directly from the issuer thereof in accordance with the Company's investment objective, policies, and restrictions may be deemed to be underwriting;

         5. Purchase or sell commodities or commodity contracts or real estate (except that the Company may invest in Municipal Bonds secured by real estate or interests therein); invest in oil, gas, or their mineral exploration or development programs.

         6. Purchase any private activity bond where the payment of principal and interest are the responsibility of an issuer (including its predecessors and unconditional guarantors) which at the time of purchase had been in operation for less than three years;

         7. Issue any class of senior security or sell any senior security of which it is an issuer, except that the Company may borrow money as set forth in paragraph 1. above. As therein provided, such borrowing will not be for investment leverage, but to facilitate management of he portfolio where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient;

         8. Purchase any security of any issuer if as a result more than 5% of the value of its assets would be invested in the securities of that issuer, except that up to 25% of the Company's assets may be invested without regard to this limitation;

         9. Purchase the securities of any other investment company except as part of a merger, consolidation, or reorganization or purchase of assets approved by the Company's stockholders; provided, that the Company may purchase shares of any registered, open-end investment company if immediately after such purchase, the Company will not own more than 3% of the outstanding voting stock of any one investment company;

         10. Knowingly invest more than 10% of the value of the Company's assets in securities with legal or contractual restrictions on resale; and,

         11. Invest 25% or more of its total assets in securities of nongovernmental issuers engaged in related trades or businesses.

         The foregoing percentage limitations will apply at the time of the investment or other transaction and, except as provided in the next sentence, shall not be considered violated unless an excess or deficiency occurs immediately after and as a result of such investment or transaction. The Company will not permit its borrowing to exceed 10% of its assets at any time for more than three business days; should there be an excess of borrowing as a result of a decrease in the value of the portfolio, the Company shall repay such portion of the debt as is necessary to maintain the 10% ratio. Also, borrowing is not for investment leverage, but to facilitate management of the portfolio where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.

                             MANAGEMENT OF THE FUND

         The Fund is managed by its board of directors with the authority and responsibilities enumerated in the Pennsylvania Business Corporation Law of 1988. In addition, the Board acts as a committee of the whole in making investment decisions for the Fund. The Board appoints the Company's officers. The directors and officers of the Company and their addresses and principal occupations during the past five years are as follows:




                           Position                          During Past
Name and Address           with Registrant                   Five Years
--------------------------------------------------------------------------------

John H. McCoy*             Director,                      **Former   President
1010 Broadmoor Road        Chairman, and                    of National Rolling
Bryn Mawr, PA 19010        President                        Mills, Inc., a
                                                            steel rolling
                                                            plant. Prior
                                                            thereto, he was
                                                            President and
                                                            Director of
                                                            National Rolling
                                                            Mills Co.

Joseph V. Somers           Director                       **Former President of
1518 Mt. Pleasant Rd.                                       Somers Construction
Villanova, PA 19085                                         Company and Vice
                                                            President of
                                                            Industrial Lift
                                                            Truck Co.

Francis J. Rainer          Director                         C.P.A. and former
410 Howard Road                                             President, Rainer &
Gladwyn, PA 19035                                           Company, a profess-
                                                            ional accounting
                                                            corporation. He is
                                                             also a former Vice-
                                                            Chairman of the
                                                            Board of Delaware
                                                            Valley Savings Bank

James Fisher               Director                       **Former Officer of
1210 Rockcreek Road                                         National Rolling
Gladwyn, PA 19035                                           Mills Inc.

George W. Connell*         Director                          Chairman, Chief
#3 Radnor Corporate Ctr.                                     Executive Officer,
Suite 450                                                    Director and sole
100 Matsonford Road                                          shareholder of The
Radnor, PA 19087                                             Rittenhouse Trust
                                                             Company, a commer-
                                                             cial bank and trust
                                                             company acting as
                                                             the Company's in-
                                                             vestment adviser,
                                                             CEO and Director
                                                             Of Rittenhouse
                                                             Trust Securities, a
                                                             registered
                                                             brokerage dealer,
                                                             Member of the
                                                             Investment
                                                             Committee
                                                             of Rittenhouse
                                                             Financial Services,
                                                             Inc., a John Nuveen
                                                             Company.


 *Interested Director
**Retired for more than five years.


         The Company and its Investment Adviser have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. Those codes, with limitations as stated therein, permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

          Since registering as an investment company under the Investment Company Act of 1940, the Company has not paid and does not expect to pay any remuneration to any of its officers. The company pays each director a fee of $400 for each meeting of the Board of Directors attended and reimburses the directors for their related out-of-pocket expenses. For the past year the payments were as follows:

                             NRM INVESTMENT COMPANY

                           FISCAL YEAR DIRECTORS FEES




MEETING           KILCULLEN         MCCOY          SOMERS         RAINER      CONNELL          TOTAL

DATE

 9/23/99            400.00         400.00         400.00                       400.00         1,600.00

11/18/99            400.00         400.00         400.00                       400.00         1,600.00

12/23/99            400.00         400.00         400.00                       400.00         1,600.00

 3/13/00            400.00         400.00                         400.00                      1,200.00

 6/13/00            400.00         400.00                         400.00       400.00         1,600.00

F/Y TOTAL         2,000.00       2,000.00       1,200.00          800.00     1,600.00         7,600.00




               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES



                  As of October 20, 2000 John H. McCoy owned beneficially and of record 2,817,680 of the Company's outstanding voting securities and controlled the Company. His control is sufficient to appoint all members of the board of directors and carry out the business of the Company without the affirmative vote of any other shareholder or group of shareholders. The Company's principal shareholders are as follows:

                                               Percentage of
          Name and address                     Ownership
          ----------------                     -------------


          John H. McCoy                            66%
          1010 Broadmoor Road
          Bryn Mawr, Pa 19010

          Francis J. Rainer                       5.6%
          410 Howard Road
          Gladwyn, Pa., 19035

          Joseph V. Somers                        5.5%
          1518 Mt. Pleasant Road
          Villanova, PA 19085

          Samuel R. Gilbert, Jr.                  4.7%
          3 Turtle Lane, The Landings
          Savannah, GA 31411

          Thomas F. Kilcullen, Jr.                4.7%
          4 Carriage Way
          Berwyn, PA 19312





                  The percent owned is based on the number of outstanding shares of common stock at October 20, 2000. All such shares are owned of record and beneficially. All officers and directors of the Company, as a group owned as of October 20, 2000, 3,646,245 of the Company's common stock or 85% of its outstanding voting securities,.


                                ADVISORY SERVICES


                  Rittenhouse Trust Company Services, Inc. ("RTC"), a Delaware Corporation located at Three Radnor Corporate Center, Radnor, Pa., 19087-4514, has been retained by the Company to act as investment adviser under an Advisory Agreement dated November 30, 1992 with Rittenhouse Financial Services and amended by assignment on September 3, 1997 to Rittenhouse Trust Company not resulting in a change of actual control or management and terminable at will, without penalty, at the discretion of the Board of Directors.

                  RTC's sole shareholder, George Connell, controls the adviser. His qualifications, affiliations, and business history are contained in the prospectus. He is a board member of the Company and accordingly an interested person.

                  Under the Advisory Agreement, Rittenhouse assumes no responsibilities to the Company except, as provided in the prospectus, to make recommendations to the Company's board respecting the purchases and sales of securities on a nondiscretionary basis and to adhere to the provisions of the Investment Advisers' Act of 1940 and other pertinent securities laws. For the services provided, the Company has agreed to pay RTC, on a quarterly basis, a fee at an annual flat rate of $10,000. In determining net asset value, the Company accrues RTC's fees on a daily basis.


                  The agreement provides that except for violations of securities laws, RTC shall not be liable for any action it takes for services rendered or not rendered or for any mistakes of judgment or otherwise.


                  For each of the fiscal years ending August 31, 1998, August 31, 1999, and August 31, 2000, the Company paid RTC $10,000.



                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS



                  Purchases and sales of portfolio securities will normally (but not exclusively) be transacted with the issuer or with a primary market maker acting as principal on a net basis with no brokerage commissions being paid by the Company. Transactions placed through dealers serving as primary market makers reflect the spread between the bid and the asked prices. The Company will also purchase underwritten issues. However, when purchasing equity issues the directors have authorized the Adviser to execute transactions that may result in the Company paying some commissions. In year ending August 31, 2000 the Company paid commissions on its purchase of equity investments. However, in the year ended August 31, 1999 and in the two preceding fiscal years the Company paid no commissions in respect to portfolio transactions, and it is expected that it will not pay such commissions for the current fiscal year. Although the Company may purchase equity investments, it is not its present purpose to do so.

                  The policy of the Adviser will be to seek "best execution" when placing portfolio transactions for the Company. "Best execution" means prompt and reliable execution at a price the Adviser has reason to believe represents the lowest cost, including any commission in the case of a purchase, or the greatest proceeds reasonably available. Subject to and in accordance with the provisions of section 28(e) of the Securities Exchange Act of 1934, the Advisory Agreement authorizes the Adviser to place orders for the purchase and sale of the Company's securities with brokers or dealers who provide the Adviser with access to supplemental research and security and economic analysis even though such brokers and dealers execute such transactions at a higher net cost to the Company than may result if other firms were used. The Adviser in connection with its services to their advisory clients may also use these various services. The extent and continuation of this policy is subject to the review of the Company's Board of Directors. During the past fiscal year, the Adviser did not use this provision of the agreement; all transactions were with a single broker/dealer but at best execution as tested periodically by seeking other quotations.


                  The Company does not expect its annual portfolio turnover rate to exceed 100%, but the rate of turnover will not be a limiting factor (as in fiscal 1991) when the Company deems it desirable to sell or purchase securities. The Company's portfolio turnover rates during the fiscal years ended August 31, 2000 and August 31, 1999 were 77.12% and 3.27% respectively.


                           THE COMPANY'S COMMON STOCK


                  The Company was incorporated on April 12, 1974 under the laws of the Commonwealth of Pennsylvania. Each share in the Company has a par value of $.01 and has equal voting, dividend and liquidation rights. Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held. The shares are not restricted in either trading or retaining, there are no material obligations associated with owning the Company's shares other than investment risk and litigation risks described in the prospectus, and there are no preemptive, conversion or cumulative voting rights. Accordingly, holders of more than 50% of the shares voting for the election of directors can elect all of the directors.

              PURCHASE, REDEMPTION, PRICING OF SHARES; UNDERWRITING




         The Funds shares are offered to the public as described in the prospectus. There are no special purchase plans or methods; and there are no sales loads of any kind. Shares are offered to the public at net asset value determined as described in the prospectus. The Company has no underwriter.



                   OTHER INFORMATION OF INTEREST TO INVESTORS

                                 Other Services

                                   Accounting


                  Raymond J. Keefe, a certified public accountant with principal offices at 288 Lancaster Ave. Malvern, Pa 19355, provides certain administrative services to the Company. Mr. Keefe maintains the books and records of the Company, compiles its monthly and semi-annually financial statements, computes its net asset value and net income under the supervision of the adviser, prepares its federal and state income tax returns, and provides assistance in the preparation of its semi-annual and annual reports to the Securities and Exchange Commission. Mr. Keefe bears all expenses in connection with the performance of his services. For the services provided and expenses assumed, the Company pays Mr. Keefe on a quarterly basis an annual fee of $6,000 plus additional hourly compensation of additional or unanticipated work.



                          Custodian and Transfer Agent



                  Laurel Trust Company, 551 Main Street, Johnstown, Pa., 15907 ("Laurel") serves as the Company's Custodian and Transfer Agent. As Custodian, Laurel holds the Company's assets subject to the instructions of the Company's officers.

                                    Auditors


                  Beard & Company, Inc. independent auditors, with offices at 320 East Market Street, P.O. Box 625, Harrisburg, Pennsylvania 17108-0625 serves as the Company's auditors. The financial statements of NRM Investment Company appearing in the 1996, 1997, 1998, 1999 and 2000 annual reports to shareholders for the years ended August 31, 1996, August 31, 1997 August 31, 1998, August 31, 1999 and August 31, 2000, have been audited by Beard & Company, Inc., independent auditors, as set forth in their report thereon included therein, and are incorporated by reference into this Statement of Additional Information.


                                     Counsel


                  Messrs. Henderson, Wetherill, O'Hey & Horsey, Suite 902, One Montgomery Plaza, P.O. Box 751, Norristown, PA 19404, counsel to the Company, have passed upon the legality of the shares offered hereby.


                              TAXATION OF THE FUND



                  As stated in the prospectus, the Company is qualified under Subchapter M of the Internal Revenue Code; those provisions normally permit a deduction for the Company from its taxable income of distributions made to the Company's shareholders from its earnings. A failure to qualify under Subchapter M would result in a tax on the Company based upon its earned income, and an additional tax on the shareholders based upon their distributions.


                  In general, a tax is imposed upon the Company based upon its investment company taxable income and its net capital gains, which in each case are not distributed to its shareholders. In general, the Company's investment company taxable income will be its taxable income (determined in the same manner as an ordinary corporation), adjusted by excluding net long term capital gains over short term capital losses and further adjusted by excluding any net operating losses and by including the dividends paid deduction. The Company's capital gains subject to tax are computed separately and are based upon the excess of its long-term capital gains over its net short term capital losses. Currently there are no undistributed capital gains; it has capital losses subject to carryforward. The Company intends to distribute "exempt-interest" dividends as described in the Company's prospectus and distribute at least

98% of its ordinary income for each calendar year, 98% of its capital gain net income, if any, computed on the basis of an October 31st fiscal year, and 100% of undistributed adjusted taxable income amounts from the previous year. Accordingly, it is unlikely that the Company will pay any income tax. However, should the Company retain any earnings, it will be taxed on its undistributed investment company taxable income and capital gains and may be subject to an excise tax. To the extent income is distributed (whether in cash or additional shares) it will be exempt, or taxable to the shareholders as ordinary, or capital gain income, in proportion to the Company's receipt of such income. Since the Company has earnings and profits generated in years before it was an investment company, distributions to shareholders over and above the Company's income for a period will be taxable to the shareholders to the extent of the prior earnings and profits and will not be treated immediately as a return of capital.

                  The Company is a personal holding company as defined by Sec. 542 of the Code. Retained income will be taxed at the highest corporate tax rate. The Company requested and on August 5, 1986 received a private ruling from the Internal Revenue Service relating to investments in taxable securities. The ruling interpreted the Tax Reform Act of 1984 in such a way as to confirm the Company's ability to make investments in securities generating taxable income without having to first make an accumulated earnings and profits distribution.

                  Section 852 (b)(5) of the Code provides, in effect, that if, at the close of each quarter of its taxable year, at least 50% of the Company's total assets consists of tax free obligations, the income from such investments may be passed through to the shareholders, and for federal tax purposes, excluded by them from gross income reporting. By reason of this provision, the Company does not intend to invest 50% or more of its assets in securities generating taxable income.

                  If and to the extent declared by the Board of Directors, net realized long-term capital gains will be distributed annually. See "Dividends." The Company will have no tax liability with respect to net realized long-term capital gains which are distributed although the distributions will be taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year regardless of a shareholder's holding period of shares of the Company. Such distributions will be designated as a capital gain dividend in a written notice mailed by the Company to the shareholders not later than sixty days after the close of the Company's taxable year.

                  State_and_Local. Depending upon the extent of the Company's activities in states and localities in which it maintains offices, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Company may be subject to the tax laws of such states or localities.


                  The foregoing discussion, as well as that contained in the Company's Prospectus, is only a summary of some of the important tax considerations generally affecting the Company and its shareholders. No attempt is made to present a detailed explanation of the federal income tax treatment of the Company or its shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Company are urged to consult their tax Advisers with specific reference to their own tax situations.

                             NRM INVESTMENT COMPANY

                                FINANCIAL REPORT

                                 AUGUST 31, 2000

                                 C O N T E N T S


                                                                            Page

INDEPENDENT AUDITOR'S REPORT
     ON THE FINANCIAL STATEMENTS                                               1

FINANCIAL STATEMENTS

     Statement of assets and liabilities                                       2
     Schedule of investments                                                 3-6
     Statement of operations                                                   7
     Statements of changes in net assets                                       8
     Financial highlights                                               9 and 10
     Notes to financial statements                                         11-14

                          INDEPENDENT AUDITOR'S REPORT



Shareholders and Board of Directors
NRM Investment Company
Rosemont, Pennsylvania


              We have audited the accompanying statement of assets and liabilities of NRM Investment Company, including the schedule of investments, as of August 31, 2000, the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years ended August 31, 1991 through August 31, 1995 were audited by other auditors whose report, dated September 29, 1995, expressed an unqualified opinion on the financial highlights.


              We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

              In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NRM Investment Company at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



Harrisburg, Pennsylvania
October 3, 2000

NRM INVESTMENT COMPANY
STATEMENT OF ASSETS AND LIABILITIES


--------------------------------------------------------------------------------
August 31, 2000
--------------------------------------------------------------------------------

         ASSETS

Investments at value (cost $ 15,850,170)                             $16,120,636
Interest receivable                                                      234,714
Prepaid expense                                                              641
                                                                     -----------

             Total assets                                             16,355,991
                                                                     -----------

         LIABILITIES

Accrued expenses and other liabilities                                    88,029
                                                                     -----------

         NET ASSETS

Net assets, applicable to 4,287,448 outstanding shares,
     equivalent to $3.79 a share                                     $16,267,962
                                                                     ===========


See Notes to Financial Statements.

NRM INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------
August 31, 2000
--------------------------------------------------------------------------------

                                                          Principal
Municipal Bonds - 99.8%                                   Amount       Value
--------------------------------------------------------------------------------

General Obligation Bonds - 17.4%:
     Texas State Water Development, 6.00%, due
         8/1/10                                           $ 300,000    $ 306,504
     New York City, New York, 6.45%, due 8/1/10,
         pre-refunded                                         5,000        5,385
     New York City, New York, 6.45%, due 8/01/10            195,000      206,402
     Illinois State, 5.70%, due 4/1/11, callable 4/1/03
         at 102.00,
         callable 4/1/05 at 100                             300,000      309,111
     Nevada State Colorado River Commission, Ltd
         Tax,
         6.50%, due 10/01/12                                400,000      415,240
     Breitung Township Michigan School District,
         6.30%, due
         5/1/15, callable 5/1/02 at 102 (MBIA)              100,000      104,133
     Montgomery County Texas Municipal Utility
         District 67, 6.00%, due 9/1/16, callable 9/1/05
         at 100 (AMBAC)                                     250,000      257,268
     Richmond, Virginia, 6.25%, due 1/15/18,
         callable
         1/15/01 at 102                                     870,000      893,264
     New York State LOC Government Assistance
         Corp., 5.50%,
         Due 4/1/18, callable 4/1/03 at 102, callable
         6/15/05 at
         102 (MBIA)                                         100,000       99,950
     Montachusett Massachusetts Vocational
         Technical School
         District, 5.95%, due 1/15/20, callable 1/15/10
         at 101 MBIA)                                       200,000      208,948
                                                                      ----------

              Total General Obligation Bonds                           2,806,205
                                                                      ----------

  Housing Finance Agency Bonds - 40.4%:
     Rock Island, Illinois Residential Mortgage
         Revenue Refunding, 7.70%, due 9/01/08,
         callable 9/01/02
         at 102                                              75,000       78,818
     Ford County, Kansas Single-Family Mortgage
         Revenue Refunding Bonds, 7.90%, due
         8/01/10, callable
         8/01/02 at 103, callable 8/01/05 at 100            100,000      104,540
     Fort Worth, Texas Housing Finance
         Corporation, Home Mortgage Revenue
         Refunding Series 1991, 8.50%,
         due 10/01/11, callable 10/01/01 at 103             205,000      213,833
     Odessa, Texas Housing Finance Corporation,
         Home Mortgage Revenue Refunding, 8.45%,
         due 11/01/11, callable 11/01/05 at 103             176,512      190,734
     Montana State Housing, Single-Family
         Mortgage,
         7.65%, due 10/01/10, callable 10/01/00 at
         102                                                 35,000       36,762
     City of Hobbs, New Mexico, Single-Family
         Mortgage Refunding Revenue Bonds, 8.75%,
         due 7/01/11,
         callable 7/01/02 at 103, callable 7/01/05 at
         100                                                 55,000       58,349

NRM INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS (CONTINUED)


--------------------------------------------------------------------------------
August 31, 2000
--------------------------------------------------------------------------------

                                                           Principal
Municipal Bonds - 99.8% (Continued)                        Amount          Value
--------------------------------------------------------------------------------

Housing Finance Agency Bonds - 40.4%
(Continued):
     Cameron County, Texas Housing Finance
         Corporation, Single-Family Mortgage
         Revenue Refunding, 6.20%,
         due 3/01/13, callable 9/01/05 at 100              $190,000     $194,248
     California Housing Finance Agency, Home
         Mortgage, 10.25%, due 2/01/14, callable
         2/01/99 at 100                                      60,000       60,092
     Nevada Housing Division, Single-Family
         Mortgage,
         7.35%, due 10/01/15                                 80,000       81,549
     Alabama Housing Finance Authority, Single-
         Family Mortgage,
         6.00%, due 10/1/16, callable 4/1/06 at 102         385,000      394,386
     Louisiana Public Facilities Authority, Multi-Family
         Housing, 7.75%, due 11/01/16, callable
         11/01/01 at 102                                    500,000      525,680
     Connecticut State Housing Finance Authority,
         5.85%, due
         11/15/16, callable 11/15/02 at 102                 100,000      100,618
     Minnesota State Housing Finance Agency, Single-
         Family Mortgage, 5.95%, due 1/1/17, callable
         1/01/07 at 101.50                                  300,000      309,711
     Maryland State Community Development
         Administration, Single-
           Family Program, 5.80%, due 4/1/17, callable
           10/1/09 at 100                                   200,000      203,234
     Rhode Island Housing and Mortgage Finance
         Corporation,
         Homeownership Opportunity, 6.125%, due
         4/1/17, callable
         6/27/06 at 102                                     100,000      103,088

     Hawaii State Housing Finance and Development
         Corporation,
         Single-Family Mortgage, 5.45%, due 7/1/17
         callable 7/1/07
         At 102, callable 7/1/09 at 100                     100,000      100,694
     Utah State Housing Finance Agency, Single-
         Family Mortgage, 6.30%, due 1/01/18                140,000      145,247
     New Jersey State Housing and Mortgage Finance
         Agency, Multi-Family Housing, 6.05%, due
         11/1/20, callable 5/1/05 at 102
         (AMBAC)                                            500,000      513,705
     Troy, New York Housing Development Corp.,
         Multi-Family Housing, 8.10%, due 2/01/22,
         callable 12/01/02 at 100                         1,295,000    1,302,938
     Quaker Hill Housing Corporation, Multi-Family,
         7.55%,
         due 2/01/22                                        600,000      624,624
     St. Alphios Housing Corporation, Multi-Family,
         8.20%,
         due 2/01/24                                      1,115,000    1,174,184
                                                                       ---------

              Total Housing Finance Agency Bonds                       6,517,034
                                                                       ---------

Hospital Revenue Bonds - 11.2%:
     Falls Township Pennsylvania Hospital Authority,
         Delaware Valley Medical Center, 6.90%, due
         8/01/11, callable 8/01/02 at 102                    85,000       87,989

NRM INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS (CONTINUED)


--------------------------------------------------------------------------------
August 31, 2000
--------------------------------------------------------------------------------

                                                              Principal
Municipal Bonds - 99.8% (Continued)                           Amount       Value
--------------------------------------------------------------------------------

Hospital Revenue Bonds - 11.2% (Continued):
     Rochester, Minnesota, Health Care Facilities
         Revenue (Mayo Foundation/Mayo Medical
         Center), 6.25%, due 11/15/12                      $ 500,000   $ 500,000
     Pennsylvania State Higher Educational Facilities
         Authority, UPMC Health System, 5.25%, due
         8/1/13, callable 8/1/09 at 101 (FSA)                300,000     299,151
     New Hampshire Higher Educational and Health
         Facilities Authority, Hichcock Clinic, 6.00%, due
         7/1/15, callable 7/1/04 at 102 (MBIA)               400,000     411,840
     Massachusetts State Health and Educational
         Facilities Authority,
         Newton Wellesley Hospital, 5.875%, callable
         7/1/05 at 102, callable 7/1/07 at 100 (MBIA)        200,000     211,718
     Kalamozoo Michigan Hospital Finance Authority,
         Bronson Methodist, 5.75%, due 5/15/16 callable
         5/15/06 at 102 (MBIA)                               125,000     127,244
     Louisiana Public Facilities Authority, Alton Ohsner
         Medical Foundation, 6.00%, due 5/15/17,
         callable 5/15/02 at 100 (MBIA)                      160,000     163,600
                                                                       ---------

              Total Hospital Revenue Bonds                             1,801,542
                                                                       ---------

Other Revenue Bonds - 30.8%:
     Mississippi Development Bank, Desoto County
         Convention Center, 6.25%, due 7/1/07
         (AMBAC)                                             255,000     278,320
     Grand Rapids, Michigan Downtown Development
         Authority, 6.60%, due 6/01/08, callable 6/01/06
         at 100                                              365,000     394,821
     Alaska Industrial Development and Export
         Authority, 6.20%,
         due 4/01/10                                         220,000     230,050
     Spokane Washington Solid Waste Utility,
         6.25%, due 12/01/11 callable 12/01/02 at 102
         (AMBAC)                                             225,000     234,823
     Central and Western Chester County IDA,
         Heatherwood Project, 5.75%, due 2/1/12,
         callable 2/1/02 at 100                              200,000     201,746
     Jackson Mississippi Redevelopment Authority,
         Jackson Street Area Project, 5.70&, due 4/1/13,
         callable 10/1/05 at 100 (MBIA)                      100,000     102,832
     Maricopa Arizona Unified School District No. 80,
         5.85%, due 7/1/13, callable 7/1/04 at 101
         (FGIC)                                              100,000     103,151

NRM INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS (CONTINUED)


--------------------------------------------------------------------------------
August 31, 2000
--------------------------------------------------------------------------------

                                                            Principal
Municipal Bonds - 99.8% (Continued)                         Amount       Value
--------------------------------------------------------------------------------

Other Revenue Bonds - 30.8% (Continued):
     Little Rock  Arkansas Municipal Airport, 6.00%,
         due 11/1/14, callable 11/1/02 at 100 (MBIA)         $150,000   $152,708
     Oklahoma State Turnpike Authority, 6.10%, due
         1/1/15, callable 7/1/02 at 102 (AMBAC)               650,000    670,949
     Okmulgee County Oklahoma Governmental
         Building, Sales Tax Revenue, 6.00%, due
         3/1/15 callable 2/1/08 at 102, callable 2/1/10
         at 100 (MBIA)                                        300,000    316,326
     Matagorda County Texas, Houston Light and
         Power Company, 5.80%, due 10/15/15,
         callable 10/15/00 at 102, callable 10/15/02 at
         100 (MBIA)                                           250,000    251,713
     Rochester Minnesota Independent School
         District No. 535, 5.75%, due 2/1/16, callable
         2/1/10 at 100                                        100,000    103,748
     Colorado Postsecondary Educational Authority,
         University of Denver Project, 3/1/16, callable
         3/1/03 at 101 (CNLE)                                 300,000    306,783
     Menasha Wisconsin Utility, 5.60%, due 3/1/17,
         callable 3/1/06 at 100 (MBIA)                        300,000    300,000
     Arizona State Municipal Finance Program
         Certificates of Participation, 6.00%, due
         8/1/17, callable 8/1/02 at 101, callable 8/1/03
         at 100 (AMBAC)                                       400,000    406,268
     Red River Texas Education Finance
         Corporation, St. Marks School, 6.00%, due
         8/15/17, callable 2/15/10 at 100                     300,000    312,957

Las Vegas Nevada Convention and Visitors
         Authority, 5.75%,
         due 7/1/18, callable 7/1/09 at 101 (AMBAC)         100,000      102,737
     Massachusetts Municipal Wholesale Electric
         Company Power Supply System, 6.00%, due
         7/1/18, callable 7/1/02 at 100 (MBIA)              230,000      232,199
     Red River Texas Education Finance
         Corporation, St. Marks School, 6.00%, due
         8/15/18, callable 2/15/10 at 100                   150,000      156,027
     Michigan Municipal Bond Authority, LOC
         Government Loans, 6.125%, due 12/1/18,
         callable 12/1/04 at 102, callable 12/1/06 at
         100 (FGIC)                                         100,000      104,090
                                                                         -------

              Total Other Revenue Bonds                                4,962,248
                                                                       ---------

              Total Municipal Bonds (Cost $ 15,816,563)               16,087,029
                                                                      ----------

Short-Term Investments - at cost approximating
         value - 0.2%,
     Federated Pennsylvania Municipal Cash Fund
         #8                                                               33,607
                                                                      ----------

              Total Investments - 100% (Cost
         $ 15,850,170)                                              $ 16,120,636
                                                                    ============

See Notes to Financial Statements.

NRM INVESTMENT COMPANY
STATEMENT OF OPERATIONS


--------------------------------------------------------------------------------
Year Ended August 31, 2000
--------------------------------------------------------------------------------

Investment income                                                     $ 917,312
                                                                      ---------

Expenses:
     Investment advisory fees                                            10,000
     Custodian fees                                                      11,736
     Transfer and dividend disbursing agent fees                          3,897
     Legal and professional fees                                         80,600
     Directors' fees                                                      7,600
     Insurance                                                            1,619
     Capital stock tax                                                    6,937
     Miscellaneous                                                        3,720
                                                                      ---------

                                                                        126,109
                                                                      ---------

             Net investment income                                      791,203
                                                                      ---------

Realized and unrealized gain on investments:
     Net realized loss from investment transactions                    (568,168)
     Net unrealized depreciation of investments                          (9,518)
                                                                      ---------

             Net loss on investments                                   (577,686)
                                                                      ---------

             Net increase in net assets resulting from operations     $ 213,517
                                                                      =========


See Notes to Financial Statements.

NRM INVESTMENT COMPANY
STATEMENTS OF CHANGES IN NET ASSETS


--------------------------------------------------------------------------------
Years Ended August 31,                                       2000          1999
--------------------------------------------------------------------------------

Operations:
     Net investment income                            $   791,203   $   819,067
     Net realized gain (loss) from investment
         transactions                                    (568,168)           25
     Net unrealized (depreciation) of investments          (9,518)     (537,425)
                                                      -------------------------

             Net increase in net assets resulting
                  from operations                         213,517       281,667

Distributions to shareholders, dividends from net
     investment income                                   (754,594)     (789,597)

Distributions to shareholders, dividends from
     capital gains                                              -        (8,583)

Capital share transactions, net (decrease) increase
     from capital
     share transactions                                   (15,212)          138
                                                      -------------------------

             Total (decrease) in net assets              (556,289)     (516,375)

Net assets:
     Beginning of year                                 16,824,251    17,340,626
                                                      -------------------------

     End of year                                      $16,267,962   $16,824,251
                                                      =========================


See Notes to Financial Statements.

NRM INVESTMENT COMPANY
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------------------------
Years Ended August 31,                              2000           1999            1998           1997           1996
--------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA (for a share outstanding
     throughout the indicated year)

Net asset value, beginning of year              $      3.921   $      4.041     $      3.968   $      3.933   $      3.964

Net investment income                                   .184           .191             .222           .221           .210

Net realized and unrealized gain (loss) on
     investments                                       (.135)         (.125)            .087           .041          (.004)
                                               ---------------------------------------------------------------------------

Total from investment operations                        .049           .066             .309           .262           .206

Less distributions:
     Dividends from capital gains                          -          (.002)           (.015)             -              -
     Dividends from net tax-exempt income              (.174)         (.161)           (.221)         (.221)         (.210)
     Dividends from net taxable income                 (.002)             -                -              -              -
     Distribution in excess of net investment
         income                                            -          (.023)               -          (.006)         (.027)
                                               --------------------------------------------------------------------------

Total distributions                                    (.176)         (.186)           (.236)         (.227)         (.237)
                                               ---------------------------------------------------------------------------

Net asset value, end of year                    $      3.794   $      3.921     $      4.041   $      3.968   $      3.933
                                               ===========================================================================

TOTAL RETURN                                           1.17%          1.56%            7.84%          6.71%          5.11%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (in thousands)          $     16,268    $    16,824     $     17,341    $    17,015    $    16,847

Ratio of expenses to average net assets                 .77%           .99%             .42%           .57%          1.02%

Ratio of net investment income to average net
     assets                                            4.83%          4.72%            5.50%          5.56%          5.24%

Portfolio turnover rate                               77.12%          3.27%           12.57%         28.98%          6.24%



See Notes to Financial Statements.

--------------------------------------------------------------------------------
          1995           1994            1993           1992           1991
--------------------------------------------------------------------------------





 $       3.909   $      4.022   $       3.540   $      3.488   $      3.635

          .237           .229            .453           .265           .059


          .056          (.115)           .137           .055           .051
---------------------------------------------------------------------------

          .293           .114            .590           .320           .110


             -              -               -              -              -
         (.237)         (.227)          (.108)         (.265)         (.059)
             -              -               -              -              -

         (.001)             -               -          (.003)         (.198)
---------------------------------------------------------------------------

         (.238)         (.227)          (.108)         (.268)         (.257)
---------------------------------------------------------------------------

  $      3.964   $      3.909   $       4.022   $      3.540   $      3.488
===========================================================================

         7.52%          2.79%          16.69%          9.08%          3.00%



  $     16,982    $    16,745    $     17,636    $    15,260    $    15,659

          .37%           .49%         (5.03)%           .81%          6.04%


         6.08%          5.77%          11.93%          7.25%          1.54%

        22.73%         13.56%          40.06%         64.84%        101.88%

NRM INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS




1
--------------------------------------------------------------------------------
NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Nature of business:
              NRM Investment Company (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

         Valuation of investments:
              Investments in securities (other than debt securities maturing in 60 days or less) traded in the over-the-counter market, and listed securities for which no sale was reported on the last business day of the year, are valued based on prices furnished by a pricing service. This service determines the valuations using a matrix pricing system based on common bond features such as coupon rate, quality and expected maturity dates. Securities for which market quotations are not readily available are valued by the Investment Advisor under the supervision and responsibility of the Fund's Board of Directors. Investments in securities that are traded on a national securities exchange are valued at the closing prices. Short-term investments are valued at amortized cost, which approximates value.

         Investment transactions and related investment income:
              Investment transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on the basis of identified cost for both financial and federal income tax purposes. Interest income is recorded on the accrual basis for both financial and income tax reporting. In computing investment income, the Fund amortizes premiums over the life of the security, unless said premium is in excess of any call price, in which case the excess is amortized to the earliest call date. Discounts are accreted over the life of the security.

         Transactions with shareholders:
              Fund shares are sold and redeemed at the net asset value. Transactions of these shares are recorded on the trade date. Dividends and distributions are recorded by the Fund on the ex-dividend date.

         Federal income taxes:
              It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its net investment income and realized net gain from investment transactions to its shareholders and, accordingly, no provision has been made for federal income taxes.

NRM INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS




1
--------------------------------------------------------------------------------
NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(CONTINUED)

         Estimates:
              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2
--------------------------------------------------------------------------------
INVESTMENT ADVISOR AND MANAGEMENT FEES AND OTHER TRANSACTIONS
WITH AFFILIATES

         The Fund has an investment advisory agreement which provides that the Fund will pay to the investment advisor, as compensation for services provided and expenses assumed, a fee at the annual flat rate of $ 10,000. The president of the investment advisor is on the Board of Directors of the Fund.

         Advisory fees for the year ended August 31, 2000 amounted to $ 10,000.

3
--------------------------------------------------------------------------------
COST, PURCHASES AND SALES OF INVESTMENT SECURITIES

         Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, aggregated $ 11,654,939 and $ 12,021,573 respectively, during the year ended August 31, 2000.

         At August 31, 2000, the cost of investment securities owned is the same for financial reporting and federal income tax purposes. Net unrealized appreciation of investment securities is $ 270,466 (aggregate gross unrealized appreciation of $ 292,757 less aggregate unrealized depreciation of $ 22,291).

NRM INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS




4
--------------------------------------------------------------------------------
ENVIRONMENTAL LIABILITY

         The Fund has been identified as a potentially responsible party ("PRP") by the Environmental Protection Agency ("EPA") in remedial activities related to two environmental matters.

         During 1999, the Fund paid $ 141,500, which was fully accrued as of August 31, 1998, for remediation costs related to one matter, which represents its share of a settlement offer made to the EPA and a contribution claim against the Fund by another PRP involved in the same matter. The Fund's legal counsel confirmed and advised that the settlement agreement allows for future assertions, but that it is likely that there will be no additional claims made with regard to this matter.

         With regard to the other matter, the Fund has been named as a PRP in a claim asserted by the EPA. The number of other PRPs is currently unknown as is the amount of future remedial costs, however, these costs are considered to be material. The Fund's legal counsel has indicated that it is not possible to predict a possible outcome for the claim, however, the Fund is contractually committed to pay a portion of the first phase of the cleanup. The Fund's share of this is approximately $ 100,000 which was accrued at August 31, 1999. The Fund intends to vigorously resist this claim.

5
--------------------------------------------------------------------------------
TRANSACTIONS IN CAPITAL STOCK AND COMPONENTS OF NET ASSETS

         Transactions in fund shares were as follows:



                                                                                     Years Ended August 31,
                                                                                 2000                       1999
                                                                      ---------------------------------------------
                                                                         Shares     Amount      Shares      Amount
                                                                      ---------------------------------------------

              Issued to shareholders in reinvestment of
                   dividends from net investment income                      36   $     128      34        $    138
              Shares redeemed                                            (3,895)    (15,340)
                                                                      ---------------------------------------------

              Net (decrease) increase                                    (3,859)  $ (15,212)     34        $    138
                                                                      =============================================

NRM INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS




5
--------------------------------------------------------------------------------
TRANSACTIONS IN CAPITAL STOCK AND COMPONENTS OF NET
ASSETS
(CONTINUED)

   The components of net assets at August 31, 2000 and 1999 are as follows:

                                                       2000            1999
                                                    ---------------------------

    Capital shares - par value $ .01 per share,
    4,287,448
         shares and 4,291,307 shares issued and
         outstanding at August 31, 2000 and 1999
         (10,000,000 full and fractional shares
    authorized);
         and capital paid-in                      $  16,626,079   $  16,641,291
    Accumulated net realized loss on investment
         transactions                                  (568,168)              -
    Unrealized appreciation of investments              270,466         279,984
    Overdistributed net investment income               (60,415)        (97,024)
                                                  -----------------------------

                  Net assets                      $  16,267,962   $  16,824,251
                                                  =============================

                                     PART C

                                OTHER INFORMATION

(1) Item 23 - (a)(i) Articles of Incorporation are attached as
              Exhibit 23(a)(1)

                             (ii) Amendment to Articles of Incorporation
                                  attached as Exhibit 23(a)(2)

                             (iii)Amendment to Articles of Incorporation
                                  attached as Exhibit 23(a)(3)

                           (b)(i) By-Laws are attached as Exhibit 23(b)(1)

                             (ii) Amendment to By-Laws attached as Exhibit
                                  23(b)(2)

                            (iii) Amendment to By-Laws attached as Exhibit
                                  23(b)(3)


                           (c)  None

                           (d)(i) Investment Advisory Agreement dated
                                  November 30, 1992 attached as Exhibit
                                  23(d)(1)

                             (ii) Addendum to advisory agreement dated
                                  September 3, 1997, attached as Exhibit
                                  23(d)(2)

                           (e) Not applicable

                           (f) Not applicable

                           (g)(i) Custodian Agreement, dated March 9, 2000
                                  is attached hereto as 23(g)(1)

                           (h)(i) Administration Agreement is attached as
                                  23(h)(1)

                           (i) Opinion of Counsel, pursuant to Registrant's
                               Rule 24f-2 Notice, attached as 23(i)

                           (j)(i) Consent of Henderson, Wetherill, O'Hey & Horsey attached as 23(j)(1).

                             (ii)Consent of Beard & Company, Inc. attached
                                 as 23(j)(2).
                           (k) None

                           (l) None

                           (m) None

                           (n) None

                           (o) Ethics Code - attached hereto as 23(o)


Item 24. Not applicable

Item 25. Under the Company's bylaws (see Exhibit 23 b hereto) the Company with certain exceptions indemnifies its directors and officers against expenses incurred defending claims relative to Company business and the Company has the power to purchase and maintain liability insurance on behalf of the same individuals.

Item 26. The business of Rittenhouse Trust Company, Inc., Suite 450, No. 3 Radnor Corporate Center, Radnor, Pennsylvania 19087 is summarized under "Advisory Agreement" in the Prospectus constituting Part I of this Registration Statement,which summary is incorporated herein by reference.

Item 27  Not applicable

Item 28 Books and other documents required to be maintained by section 31(a) of the 1940 Act and the Rules (17 CFR 270.31a-1 to 31a-3) promulgated thereunder, are maintained by Raymond J. Keefe, 288 Lancaster Ave. Malvern, Pa., 19355 except records relating to the custody of the Company's assets and the shareholder records which are maintained by Laurel Trust Company, 551 Main Street, Johnstown, Pa., 15907 and Registrant's articles of incorporation, By-Laws and Minute Books which are maintained by its Secretary, at the Company's principal executive offices, Conestoga Road, Rosemont, Pennsylvania, 19010.

Item 29  Not applicable

Item 30  Not applicable

                             NRM INVESTMENT COMPANY


                                Power of Attorney




     I hereby appoint John H. McCoy and Thomas F. Kilcullen, Jr., and each of them, attorney for me and in my name and on my behalf to sign the registration Statement on Form N-1A of NRM Investment Company and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Investment Company Act of 1940, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on October , 2000.


                                                    /s/Francis J. Rainer
                                                    ----------------------------
                                                       Francis J. Rainer

                             NRM INVESTMENT COMPANY


                                Power of Attorney




     I hereby appoint John H. McCoy and Thomas F. Kilcullen, Jr., and each of them, attorney for me and in my name and on my behalf to sign the registration Statement on Form N-1A of NRM Investment Company and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Investment Company Act of 1940, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on October 12, 2000.


                                                    /s/Joseph V. Somers
                                                    ----------------------------
                                                       Joseph V. Somers

                             NRM INVESTMENT COMPANY


                                Power of Attorney




     I hereby appoint John H. McCoy and Thomas F. Kilcullen, Jr., and each of them, attorney for me and in my name and on my behalf to sign the registration Statement on Form N-1A of NRM Investment Company and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Investment Company Act of 1940, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on October 12, 2000.



                                                   /s/George W. Connell
                                                   -----------------------------
                                                      George W. Connell

                                   Signatures

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Rosemont, Pennsylvania on October 26, 1999.


                                   NRM INVESTMENT COMPANY



                                  By:/s/John H. McCoy
                                     ----------------------------
                                        John H. McCoy
                                        President


          Pursuant to the requirement of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

         Signature                  Title               Date

                                President (Chief
     /s/John H.McCoy            Executive Officer)      10/30/00
     -------------------
     John H. McCoy

     /s/Thomas F. Kilcullen     Treasurer(Chief
     ----------------------
     Thomas F. Kilcullen        Financial and
                                Accounting Officer)
                                and Secretary           10/30/00


          The Post-Effective Amendment No.26 has also been signed by John H. McCoy, Attorney-In-Fact, on behalf of the following directors on the Date indicated:

                                JOSEPH V. SOMERS
                                FRANCIS J. RAINER
                                GEORGE W. CONNELL



                                                                   Date 10/30/00

                                     Part C

                                  EXHIBIT INDEX

Exhibit/Item

(1) Item 23 - (a)(i) Articles of Incorporation are attached as  Exhibit 23(a)(1)

                              (ii) Amendment to Articles of Incorporation
                                   attached as Exhibit 23(a)(2)

                             (iii) Amendment to Articles of Incorporation
                                   attached as Exhibit 23(a)(3)

              (b)(i) By-Laws are attached as Exhibit 23(b)(1)

                              (ii) Amendment to By-Laws attached as Exhibit
                                    23(b)(2)

                             (iii) Amendment to By-Laws attached as Exhibit
                                    23(b)(3)


              (c)  None

              (d)(i) Investment Advisory Agreement dated November
                            30, 1992 attached as Exhibit 23(d)(1)

                (ii) Addendum to advisory agreement dated September 3, 1997, attached as Exhibit 23(d)(2)

              (e) Not applicable

              (f) Not applicable

              (g)(i) Custodian Agreement, dated March 9, 2000
                     is attached hereto as 23(g)(1)

              (h)(i) Administration Agreement is attached as 23(h)(1)

              (i) Opinion of Counsel, pursuant to Registrant's
                  Rule 24f-2 Notice, attached as 23(i)

              (j)(i)  Consent of Henderson, Wetherill, O'Hey &
                                   Horsey attached as 23(j)(1).

                (ii)  Consent of Beard & Company, Inc. attached as 23(j)(2).

                  (k) None

                  (l) None

                  (m) None

                  (n) None

                  (o) Ethics code attached hereto as 23(o)

(2) Item 24 None

(3) Item 25. The indemnity provisions are set forth in section 5 of Ex. 23 (b)1.

(4) Item 26. The business of Rittenhouse Trust Company, Inc., Suite 450, No. 3 Radnor Corporate Center, Radnor, Pennsylvania 19087. is summarized under "Advisory Agreement" in the Prospectus constituting Part I of this Registration Statement, which summary is incorporated herein by reference.

(5) Item 27  Not applicable

(6) Item 28 Books and other documents required to be maintained by section 31(a) of the 1940 Act and the Rules (17 CFR 270.31a-1 to 31a-3) promulgated thereunder, are maintained by Raymond J. Keefe, 288 Lancaster Ave.
    Malvern, Pa. 19355, except records relating to the custody of the Company's assets and the shareholder records which are maintained by Laurel Trust Company, 551 Main Street, Johnstown, Pa., 15907.
    Registrant's articles of incorporation, By-Laws and Minute Books which are maintained by its Secretary, at the Company's principal executive offices, Conestoga Road, Rosemont, Pennsylvania, 19010.

(7) Item 29  Not applicable

(8) Item 30  Not applicable

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With the exception of Exhibits 23 (i), 23 (j) (i) and (ii) and 23 (o), the
exhibits named in the Exhibit Index are incorporated by reference to the N1a filing for the Company on August 31, 2000 being Amendment 25, as amended.